EXHIBIT 10.48

                                    EXHIBIT A

THIS NOTE IS ONLY CONVERTIBLE INTO SHARES OF COMMON STOCK UPON SHAREHOLDER APPROVAL TO INCREASE ITS AUTHORIZED AND THE COMPANY CANNOT GIVE ANY ASSURANCES THAT IT WILL RECEIVE SHAREHOLDER APPROVAL. THE COMPANY WILL SEEK TO INCREASE ITS AUTHORIZED TO 100,000,000. IN THE EVENT THE COMPANY DOES NOT RECEIVE SHAREHOLDER APPROVAL TO INCREASE ITS AUTHORIZED COMMON STOCK, THIS NOTE WILL NOT BE A CONVERTIBLE INSTRUMENT.

THIS NOTE OFFERED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND IS BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THIS NOTE (AND ANY SECURITIES ISSUED UPON CONVERSION OF THIS
NOTE) IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THIS NOTE (AND ANY SECURITIES ISSUED UPON CONVERSION OF THIS NOTE) HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                         10% CONVERTIBLE PROMISSORY NOTE

$_______                                                          July __, 2004


     For value received CEDRIC KUSHNER PROMOTIONS, INC., a Delaware corporation ("Payor" or the "Company") promises to pay to ________________, or its assigns ("Holder") the principal sum of $________ with interest on the outstanding principal amount at the rate of 10% per annum, compounded annually based on a 365-day year. Interest with respect to this promissory note (the "Note") shall commence with the date hereof and shall continue on the outstanding principal until paid in full. Principal and accrued interest shall be due one hundred twenty (120) calendar days after the date hereof (the "Maturity Date").

     1. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest and thereafter to principal. All payments shall be made to the Holder at the address set forth in the questionnaire to the Note and Warrant Purchase Agreement (the "Note and Warrant Purchase Agreement") being entered into by the Holder and Company of even date herewith.

     2. In the event the principal amount of this Note, together with accrued but unpaid interest, is not paid on or before the Maturity Date, the Company shall have an additional thirty (30) calendar days in which to pay off the principal and accrued but unpaid interest. In the event the principal amount of this Note, together with accrued but unpaid interest, is not paid on or before the one hundred fiftieth (150th) calendar day after the date hereof, the Holder shall convert the outstanding principal amount of this Note, together with accrued but unpaid interest, into that number of shares of the Company's common stock equal to the outstanding principal amount of this Note, together with accrued but unpaid interest, divided by eighty-five percent (85%) of the five day average closing bid price of the Company's common stock for the five trading day period immediately preceding the Company's receipt of the Holder's notice to convert and Note, with a maximum conversion price of $0.50 per share and a minimum conversion price of $0.30 per share.

     In order to convert, the Holder must send written notice to the Company, and the Company shall deliver the shares of common stock to the Holder, per Holder's written instructions, within ten (10) calendar days of receipt of the Holder's written notice.

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     NOTWITHSTANDING THE FOREGOING, ON THE DATE HEREOF, THERE ARE NOT SUFFICIENT
SHARES OF COMMON STOCK OF THE COMPANY RESERVED TO ISSUE SUCH SHARES OF COMMON STOCK OF THE COMPANY IF THIS NOTE WAS CONVERTED ON THE DATE HEREOF. IF SUCH NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY ARE FOR ANY REASON WHATSOEVER STILL NOT AVAILABLE TO BE ISSUED BY THE COMPANY AT THE TIME OF SUCH EVENT, THE COMPANY SHALL SO ISSUE SUCH SHARES OF COMMON STOCK AS SOON AS PRACTICABLE.

     3. REGISTRATION RIGHTS.

     As used in this Section, the following terms shall have the following meanings:

     (a) Definitions

     (i) "Holders" shall mean the Purchasers of the Notes and Warrants, and any person holding Registrable Securities.

     (ii) "Person" shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

     (iii) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

     (iv) "Registrable Securities" shall mean (i) the shares of Common Stock issuable upon conversion of the Notes; (ii) the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"); provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC or, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

     (v) "Registration Expenses" shall mean all expenses incurred by the Company in complying with the registration provisions hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

     (vi) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

     (b) In the event shareholder approval is obtained to increase the Company's authorized shares, the Company shall file a registration statement covering the Registrable Securities on the appropriate form (the "Registration Statement") with the SEC and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments) no later than one hundred twenty
(120) calendar days following the date shareholders approved was obtained.

     (c) All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

     (d) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to the terms of this Note, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

     (i) use its best efforts to keep such registration, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, on the earlier of (i) the date on which no Notes are converted, or (ii) August 1, 2006

     (ii) advise the Holders:

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     (A) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

     (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

     (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

     (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

     (E) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

     (iii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

     (iv) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least five (5) business days prior to sales of Registrable Securities pursuant to such Registration Statement; and

     (e) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration.

     (f) With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

     (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

     (iii) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, all necessary opinion letters that may be requested by the transfer agent and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

     (iv) at the request of any Purchaser, give its transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the transfer agent) to the effect that, upon the transfer agent's receipt from such Purchaser of:

     a certificate (a "Rule 144 Certificate") certifying (A) that such Purchaser has held the shares of Registrable Securities which the Purchaser proposes to sell (the "Securities Being Sold") for a period of not less than (1) year and as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and (B) an opinion of Purchaser's counsel, acceptable to the Company, that, based on the Rule 144 Certificate, the Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration
     Statement, the transfer agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the transfer agent's books and records. If the transfer agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

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     (g) The rights to cause the  Company  to  register  Registrable  Securities granted to the Holders by the Company may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Note, and such transfer is otherwise in compliance with the terms of this Note.

     4. This Note shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State. Each party hereto hereby irrevocably submits to the jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Note or any agreement contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party hereto further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in New York State or United States Federal courts sitting in New York County. EACH PARTY HERETO AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

     5. Any notices or other communications required or permitted to be given under the terms of this Note must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company: Attention: Jim DiLorenzo, Cedric Kushner Promotions, Inc. 1414 Avenue of the Americas, Suite 1402, New York, New York 10019 (tel) 212-755-1944, (fax) 212-755-1989.

If to Holder: at the address set forth on the questionnaire to the Note and Warrant Purchase Agreement being entered into by the Holder and Company of even date herewith

     6. Payor hereby waives demand, notice, presentment, protest and notice of dishonor.

     7. The terms of this Note shall be construed in accordance with the laws of the State of New ork, as applied to contracts entered into by New York residents within the State of New York, which contracts are to be performed entirely within the State of New York.

     8. Any term of this Note may be amended or waived with the written consent of Payor and Holder and is subject to the provisions set forth in the Note and Warrant Purchase Agreement, including, without limitation, the provisions concerning transfer of this Note by the Holder. The Payor may prepay all or any part of the principal sum of this Note at any time or from time to time without penalty at its sole discretion, provided that such principal prepayment shall be accompanied by all interest then accrued and provided the Company has not yet received a notice of conversion for the amount it intends to prepay.

                                                CEDRIC KUSHNER PROMOTIONS, INC.


                                                By: _________________________
                                                    Cedric Kushner, President

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